VOYA INVESTORS TRUST

Voya Multi-Manager Large Cap Core Portfolio

VY® Franklin Income Portfolio

VY® Templeton Global Growth Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated May 11, 2016

to the Portfolios’ current Statement of Additional Information (“SAI”)

dated May 1, 2016

Effective immediately, the Portfolios’ SAI is hereby revised as follows:

The three paragraphs immediately following the table in the section entitled “Sub-Adviser – Sub-Advisory Fees” are hereby deleted in their entirety and replaced with the following:

With respect to the annual sub-advisory fee rate for Voya Multi-Manager Large Cap Core Portfolio, the Adviser paid CMIA and The London Company aggregate sub-advisory fees of $1,084,914, which represented approximately 0.2846% of the Portfolio’s average daily net assets for the fiscal year ended December 31, 2015. The accrued sub-advisory fees paid and percentage reflect the fee schedules in effect during that period.

With respect to the annual sub-advisory fees for VY® Franklin Income Portfolio, the Adviser paid Franklin Advisers sub-advisory fees of $2,581,239, which represented approximately 0.3383% of the Portfolio’s average daily net assets for the fiscal year ended December 31, 2015. The accrued sub-advisory fees paid and percentage reflect the fee schedule in effect during that period.

With respect to the annual sub-advisory fees for VY® Templeton Global Growth Portfolio, the Adviser paid Templeton Global Advisors sub-advisory fees of $1,415,290, which represented approximately 0.3370% of the Portfolio’s average daily net assets for the fiscal year ended December 31, 2015. The accrued sub-advisory fees paid and percentage reflect the fee schedule in effect during that period.

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